EXHIBIT 10.10


                                 AGREEMENT

IT IS AGREED the first day of August 2001, by, between and among LoTayLingKyur, Inc. ("LTLK"), Kelly Smith Rollover IRA ("KSIRA"), Mark A. Smith Rollover IRA ("MASIRA"), Mark A. Smith ("MAS"), Kelly Smith ("KS"), LoTayLingKyur Foundation ("F"), and Dublin Holding, Ltd. ("DHL") (collectively "FIRST PARTIES") and Bion Environmental Technologies, Inc. ("BION") as follows:

WHEREAS BION is entering into agreements with various note holders and with D2CO, LLC ("D2") concerning simplifications of BION's capital structure i preparation for subsequent financing transactions by BION;

AND WHEREAS FIRST PARTIES consider such changes to BION's capital structure to be in the best interests of BION and FIRST PARTIES;

NOW THEREFORE, IN CONSIDERATION of the mutual promises and covenants herein:

1) FIRST PARTIES AND BION agree to execute the Stock Voting Agreement attached hereto as Exhibit A ("Stock Voting Agreement")
2) DHL, MASIRA and KSIRA hereby amend the convertible promissory notes attached hereto as Exhibits B-1, B-2 and B-3 ("NOTES") to provide that such NOTES, shall be automatically and fully converted (all principal plus interest calculated as if NOTES were held to maturity) into common stock of BION upon the conversion of BION's outstanding Convertible Bridge Notes and 2001 Convertible Notes ("CV Notes") which conversion shall take place at the lower of: 1) $1.80 per share, or ii) the conversion price of the CV Notes;
3) MAS resigns as Chairman of BION's Board of Directors effective September 6, 2001. MAS shall continue as a Director of BION and as a member of the Executive Committee.
4) FIRST PARTIES and BION agree that restrictions on the ability of Jon Northrop to sell securities of BION set forth in the Shareholders' Agreement (dated December 23, 1999), as amended, ("Shareholder Agreement") shall be vacated effective August 31, 2001.
5)   FIRST PARTIES and BION agree that:
     a) The restrictions on sale/transfer of BION securities set forth in the Shareholder Agreement shall be extended until 12/31/03 as to FIRST PARTIES and D2CO, LLC;
     b)   Provided, however that:
          i) From 8/1/01 thru the date on which MAS ceases to be a Director of BION, FIRST PARTIES may:
               A) Make charitable donations/gift transfers of up to 240,000 shares of BION common stock; and
               B) Gifts to family members of up to 200,000 shares of BION common stock (which shares shall be subject to the Stock Voting Agreement);
          free from restrictions of the Shareholder Agreement; and
          ii) After MAS ceases to be a Director of BION, FIRST PARTIES, may sell/transfer up to 1/3 of the BION securities owned by FIRST PARTIES (including for calculation purposes any BION securities transferred pursuant to paragraph 5 b)i) above) free from the restrictions of the Shareholder Agreement, provided that before any such sale for cash, FIRST PARTIES offer to D2 the right to "place" any blocks of BION stock of 20,000 shares or more which "FIRST PARTIES" want to sell;


          iii) Transfers of BION securities by LTLK and/or DHL, if any, in connection with cessation of business, liquidation and/or dissolution shall be permitted, provided that, if such transfers:
               A)   Take place while MAS is a Director of BION; or
               B) Are in excess of the volume limitation set forth above, the transference of such securities shall agree to be bound by the terms of the Shareholder Agreement and the Stock Voting Agreement as to BION securities transference under this paragraph 5) b) iii) A) or B).
6) FIRST PARTIES and BION agree to execute such other documents as may be necessary to properly carry out the transactions set forth herein.
7) The Agreement is subject to ratification by BION's Board of Directors on or before September 15, 2001.

BION Environmental Technologies, Inc.     LoTayLingKyur, Inc.

By:                                       By: /s/
   ----------------------------------         ------------------------------
        Authorized Officer                     Authorized Officer


                                          By: /s/ Mark A. Smith
                                              ------------------------------
                                               Mark A. Smith Rollover IRA


                                          By: /s/ Mark A. Smith
                                              ------------------------------
                                               Mark A. Smith


                                          By: /s/ Kelly Smith
                                              ------------------------------
                                               Kelly Smith


                                          LoTayLingKyur Foundation


                                          By: /s/
                                              ------------------------------
                                               Authorized Officer


                                          Dublin Holding, Ltd.


                                          By: /s/
                                              ------------------------------
                                               Authorized Officer

                                                                   EXHIBIT A


                          STOCK VOTING AGREEMENT

     THIS STOCK VOTING AGREEMENT (the "Agreement"), effective the first day of August 2001, between and among Bion Environmental Technologies, Inc. ("BION"), Dublin Holding, Ltd. ("DHL"), LoTayLingKyur, Inc. ("LTLK"), Mark A. Smith ("MAS"), Kelly Smith ("KS"), LoTayLingKyur Foundation ("F"), Kelly Smith Rollover IRA ("KSIRA"), Mark A. Smith Rollover IRA ("MASIRA"),(collectively "DHL, LTLK, F, KS, MS, KSIRA and MASIRA are the "Shareholder"), and D2CO, LLC ("D2").

     WHEREAS Shareholder owns shares of the issued and outstanding common stock of BION and promissory notes convertible into shares of common stock of BION (collectively the "Securities")

     NOW THEREFORE, in consideration of the mutual agreements of the parties hereto and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Shareholder hereby constitutes and appoints D2 with full power of substitution, for the period commencing on the date hereof and ending on December 31, 2005, to vote the Securities as the proxy of Shareholder, at any and all meetings, regular or special of the Shareholders of BION, or at any adjournments thereof, which may be held during such period, hereby granting to said D2 (the "Proxy"), as Shareholder's attorney and Proxy, all powers Shareholder would possess if personally present at any such meetings. The Proxy granted hereby is expressly acknowledged to be coupled with an interest and shall be irrevocable to the full extent permitted by law until December 31, 2005, except to the extent specifically provided in Paragraph 3 below, and except as to vote on the sale of all or substantially all of BION's assets or a merger of BION.

     2. During the entire term of the Agreement, the Proxy shall have full and absolute discretion as to the manner in which Securities are to be voted as to any matter whatsoever, except as set forth elsewhere herein, all without any liability or obligation of any kind to Shareholder.

     3. Nothing contained herein shall be construed in such a manner so as to prohibit or preclude the sale or exchange of all or any part of the Securities by Shareholder in accordance with the provisions of this Paragraph
3. In the event that all or any portion of the Securities are sold, assigned, transferred, gifted, donated or exchanged by Shareholder (and/or its assigns) to non-affiliated persons or entities prior to December 31, 2005, then transferred portion of the Securities shall no longer be subject in any manner whatsoever to the terms of this Agreement set forth above, and shall be entirely released from same, unless otherwise agreed to in writing, provided, however, no private "non-market" transfer of any portion of the Securities shall take place which reduces the Securities for which D2 is Proxy to less than 2/3 of the initial Securities for which D2 is Proxy, unless the transferee of such transferred portion of the Securities is willing to appoint D2 as Proxy for the transferred portion of the Securities on the terms set fort herein.

     4. A counterpart of this Agreement shall forthwith be deposited with BION at its principal place of business.

     5. This Agreement shall be construed in accordance with the laws of the State of Colorado and shall be binding upon the successors and assigns of each party hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above.


Dublin Holding, Ltd.               D2CO, LLC

By: /s/ Mark A. Smith              By:
    --------------------------        ---------------------------
    Authorized Officer                 Authorized Officer


LoTayLingKyur, Inc.                Bion Environmental Technologies, Inc.

By: /s/ Mark A. Smith              By: /s/ Mark A. Smith
    --------------------------        ---------------------------
    Authorized Officer                 Authorized Officer


/s/ Mark A. Smith
------------------------------
Mark A. Smith


By: /s/ Mark A. Smith,
        Attorney in Fact
------------------------------
Kelly Smith


LoTayLingKyur Foundation

/s/ Mark A. Smith
------------------------------
Mark A. Smith


/s/ Mark A. Smith
------------------------------
Mark A. Smith Rollover IRA


By: /s/ Mark A. Smith,
        Attorney in Fact
------------------------------
Kelly Smith Rollover IRA

                                                                  EXHIBIT B-1
Initial Principal:  $1,650,000

Date Due:  December 31, 2002


                           PROMISSORY NOTE ("Note")

     FOR VALUE RECEIVED, the undersigned, Bion Environmental Technologies, Inc., a Colorado corporation ("MAKER"), hereby promises to pay to the order of Dublin Holding Ltd. ("HOLDER"), and its successors and assignees, at 409 Spruce Street, Boulder, Colorado 80302, or at such other place as the HOLDER of this Note may from time to time designate in writing, all sums due under this Note (plus interest) in lawful and immediately available money of the United States. The initial principal of this loan is $1,650,000. Interest shall be accrued and added to principal at one percent (1.0%) per month from date owed by MAKER. All outstanding principal and interest shall be due and payable on or before December 31, 2001, if not previously paid. If this Note or interest due hereunder is not paid when due or declared due hereunder, the principal shall draw interest at the rate of one and one half percent (1.5%) per month.

     The outstanding principal and interest due hereunder shall be convertible, in whole or in part, at the option of the HOLDER, into shares of MAKER's common stock ("Shares") at a price of $1.80 per share (equitably adjusted for subsequent stock splits, dividends, mergers, etc.) at any time prior to payment by MAKER of such principal and interest. MAKER shall not prepay this Note without permission of HOLDER. However, MAKER and HOLDER agree that MAKER shall convert this Note to the number of shares which would be due on maturity upon the events set forth in paragraph 1 of the Agreement to which this Note is attached as Exhibit A. Upon issuance, MAKER represents that all shares received as a result of conversion of this Note shall be fully-paid and non-assessable.

     Upon default by the MAKER of the timely payment of principal or interest due hereunder or upon any Event of Default as hereinafter defined, the HOLDER may, in its sole discretion, withhold any payments due and payable to MAKER and apply same to the MAKER's obligations hereunder. In addition, upon any Event of Default, the HOLDER may declare the full amount of this Note due and payable.

     If any one or more of the following events ("Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law, pursuant to or in compliance with any judgment, decree of order of any court, or any order, rule or regulation of any administrative or governmental body, or otherwise) the HOLDER of this Note may, at its option, upon written notice to MAKER, declare this Note and any other promissory note issued by MAKER to HOLDER (whether or not then due in accordance with its terms) to be due and payable, whereupon the entire balance of this Note shall forthwith become and be due and payable:

          (a) MAKER fails to make payment of principal or of interest on this Note or any other obligation of MAKER when such shall become due and payable, whether at the stated maturity thereof or by acceleration or otherwise;

          (b) MAKER (1) admits its inability to pay its debts as they become due; (2) files a petition in bankruptcy or makes a petition to take advantage of an insolvency act; (3) makes an assignment for the benefit of creditors;
(4) commences a proceeding for the appointment of a receiver, trustee, liquidator, or conservator of itself or of the whole or any substantial part of its properties; (5) files a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute or the United States or any State;

          (c) MAKER (1) is adjudged as bankrupt, (2) a court enters an order, judgment or decree, appointing a receiver, trustee, liquidator or conservator of MAKER or of the whole or any substantial part of its properties, or approve a petition filed against MAKER seeking reorganization or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States or any state; (3) under the provisions of any other law for the relief or aid of debtors, a court assumes custody or control of MAKER or the whole or any substantial part of its properties; (4) there is commenced against MAKER any proceeding for any of the foregoing relief; (5) a petition in bankruptcy is filed against MAKER; or (6) MAKER by any act indicates its consent to approval of or acquiescence in any such proceeding or petition.

     Except as otherwise hereinabove expressly provided, MAKER hereby waives diligence, demand, protest, presentment and all notices (whether of nonpayment, dishonor, protest, acceleration or otherwise) and consents to acceleration of the time of payment, surrender or substitution of security or forbearance, or other indulgence, without notice.

     Jurisdiction and venue shall be in a court of general jurisdiction located in Boulder, Colorado. In the event that litigation is necessary to collect the principal (and interest) of the Note, HOLDER shall be entitled to reasonable attorneys' fees and litigation costs associated therewith.

                         BION ENVIRONMENTAL TECHNOLOGIES, INC.


                         By: /s/ Jon Northrop
                             ---------------------------------
                              Authorized Officer

Date:  December 20, 1999

Initial Principal:  $915,000

Date Due:  December 31, 2002


                           PROMISSORY NOTE ("Note")

     FOR VALUE RECEIVED, the undersigned, Bion Environmental Technologies, Inc., a Colorado corporation ("MAKER"), hereby promises to pay to the order of Dublin Holding Ltd. ("HOLDER"), and its successors and assignees, at 409 Spruce Street, Boulder, Colorado 80302, or at such other place as the HOLDER of this Note may from time to time designate in writing, all sums due under this Note (plus interest) in lawful and immediately available money of the United States. The initial principal of this loan is $915,000. Interest shall be accrued and added to principal at one percent (1.0%) per month from date owed by MAKER. All outstanding principal and interest shall be due and payable on or before December 31, 2001, if not previously paid. If this Note or interest due hereunder is not paid when due or declared due hereunder, the principal shall draw interest at the rate of one and one half percent (1.5%) per month.

     The outstanding principal and interest due hereunder shall be convertible, in whole or in part, at the option of the HOLDER, into shares of MAKER's common stock ("Shares") at a price of $1.80 per share (equitably adjusted for subsequent stock splits, dividends, mergers, etc.) at any time prior to payment by MAKER of such principal and interest. MAKER shall not prepay this Note without permission of HOLDER. However, MAKER and HOLDER agree that MAKER shall convert this Note to the number of shares which would be due on maturity upon the events set forth in paragraph 1 of the Agreement to which this Note is attached as Exhibit A. Upon issuance, MAKER represents that all shares received as a result of conversion of this Note shall be fully-paid and non-assessable.

     Upon default by the MAKER of the timely payment of principal or interest due hereunder or upon any Event of Default as hereinafter defined, the HOLDER may, in its sole discretion, withhold any payments due and payable to MAKER and apply same to the MAKER's obligations hereunder. In addition, upon any Event of Default, the HOLDER may declare the full amount of this Note due and payable.

     If any one or more of the following events ("Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law, pursuant to or in compliance with any judgment, decree of order of any court, or any order, rule or regulation of any administrative or governmental body, or otherwise) the HOLDER of this Note may, at its option, upon written notice to MAKER, declare this Note and any other promissory note issued by MAKER to HOLDER (whether or not then due in accordance with its terms) to be due and payable, whereupon the entire balance of this Note shall forthwith become and be due and payable:

          (a) MAKER fails to make payment of principal or of interest on this Note or any other obligation of MAKER when such shall become due and payable, whether at the stated maturity thereof or by acceleration or otherwise;

          (b) MAKER (1) admits its inability to pay its debts as they become due; (2) files a petition in bankruptcy or makes a petition to take advantage of an insolvency act; (3) makes an assignment for the benefit of creditors;
(4) commences a proceeding for the appointment of a receiver, trustee, liquidator, or conservator of itself or of the whole or any substantial part of its properties; (5) files a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute or the United States or any State;

          (c) MAKER (1) is adjudged as bankrupt, (2) a court enters an order, judgment or decree, appointing a receiver, trustee, liquidator or conservator of MAKER or of the whole or any substantial part of its properties, or approve a petition filed against MAKER seeking reorganization or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States or any state; (3) under the provisions of any other law for the relief or aid of debtors, a court assumes custody or control of MAKER or the whole or any substantial part of its properties; (4) there is commenced against MAKER any proceeding for any of the foregoing relief; (5) a petition in bankruptcy is filed against MAKER; or (6) MAKER by any act indicates its consent to approval of or acquiescence in any such proceeding or petition.

     Except as otherwise hereinabove expressly provided, MAKER hereby waives diligence, demand, protest, presentment and all notices (whether of nonpayment, dishonor, protest, acceleration or otherwise) and consents to acceleration of the time of payment, surrender or substitution of security or forbearance, or other indulgence, without notice.

     Jurisdiction and venue shall be in a court of general jurisdiction located in Boulder, Colorado. In the event that litigation is necessary to collect the principal (and interest) of the Note, HOLDER shall be entitled to reasonable attorneys' fees and litigation costs associated therewith.

                         BION ENVIRONMENTAL TECHNOLOGIES, INC.


                         By: /s/ Jon Northrop
                             ---------------------------------
                              Authorized Officer

Date:  August 9, 2000

                                                                  EXHIBIT B-2
Initial Principal: $124,857.01

Date Due:  December 31, 2002


                           PROMISSORY NOTE ("Note")

     FOR VALUE RECEIVED, the undersigned, Bion Environmental Technologies, Inc., a Colorado corporation ("MAKER"), hereby promises to pay to the order of Mark A. Smith Rollover IRA ("HOLDER"), and its successors and assignees, at 409 Spruce Street, Boulder, Colorado 80302, or at such other place as the HOLDER of this Note may from time to time designate in writing, all sums due under this Note (plus interest) in lawful and immediately available money of the United States. The initial principal of this loan is $124,857.01. Interest shall be accrued and added to principal at one percent (1.0%) per month from date owed by MAKER. All outstanding principal and interest shall be due and payable on or before December 31, 2001, if not previously paid. If this Note or interest due hereunder is not paid when due or declared due hereunder, the principal shall draw interest at the rate of one and one half percent (1.5%) per month.

     The outstanding principal and interest due hereunder shall be convertible, in whole or in part, at the option of the HOLDER, into shares of MAKER's common stock ("Shares") at a price of $1.80 per share (equitably adjusted for subsequent stock splits, dividends, mergers, etc.) at any time prior to payment by MAKER of such principal and interest. MAKER shall not prepay this Note without permission of HOLDER. However, MAKER and HOLDER agree that MAKER shall convert this Note to the number of shares which would be due on maturity upon the events set forth in paragraph 1 of the Agreement to which this Note is attached as Exhibit A. Upon issuance, MAKER represents that all shares received as a result of conversion of this Note shall be fully-paid and non-assessable.

     Upon default by the MAKER of the timely payment of principal or interest due hereunder or upon any Event of Default as hereinafter defined, the HOLDER may, in its sole discretion, withhold any payments due and payable to MAKER and apply same to the MAKER's obligations hereunder. In addition, upon any Event of Default, the HOLDER may declare the full amount of this Note due and payable.

     If any one or more of the following events ("Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law, pursuant to or in compliance with any judgment, decree of order of any court, or any order, rule or regulation of any administrative or governmental body, or otherwise) the HOLDER of this Note may, at its option, upon written notice to MAKER, declare this Note and any other promissory note issued by MAKER to HOLDER (whether or not then due in accordance with its terms) to be due and payable, whereupon the entire balance of this Note shall forthwith become and be due and payable:

          (a) MAKER fails to make payment of principal or of interest on this Note or any other obligation of MAKER when such shall become due and payable, whether at the stated maturity thereof or by acceleration or otherwise;

          (b) MAKER (1) admits its inability to pay its debts as they become due; (2) files a petition in bankruptcy or makes a petition to take advantage of an insolvency act; (3) makes an assignment for the benefit of creditors;
(4) commences a proceeding for the appointment of a receiver, trustee, liquidator, or conservator of itself or of the whole or any substantial part of its properties; (5) files a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute or the United States or any State;

          (c) MAKER (1) is adjudged as bankrupt, (2) a court enters an order, judgment or decree, appointing a receiver, trustee, liquidator or conservator of MAKER or of the whole or any substantial part of its properties, or approve a petition filed against MAKER seeking reorganization or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States or any state; (3) under the provisions of any other law for the relief or aid of debtors, a court assumes custody or control of MAKER or the whole or any substantial part of its properties; (4) there is commenced against MAKER any proceeding for any of the foregoing relief; (5) a petition in bankruptcy is filed against MAKER; or (6) MAKER by any act indicates its consent to approval of or acquiescence in any such proceeding or petition.

     Except as otherwise hereinabove expressly provided, MAKER hereby waives diligence, demand, protest, presentment and all notices (whether of nonpayment, dishonor, protest, acceleration or otherwise) and consents to acceleration of the time of payment, surrender or substitution of security or forbearance, or other indulgence, without notice.

     Jurisdiction and venue shall be in a court of general jurisdiction located in Boulder, Colorado. In the event that litigation is necessary to collect the principal (and interest) of the Note, HOLDER shall be entitled to reasonable attorneys' fees and litigation costs associated therewith.

                         BION ENVIRONMENTAL TECHNOLOGIES, INC.


                         By: /s/ Jon Northrop
                             ---------------------------------
                              Authorized Officer


Date:  September 20, 2000 (re-issue date)


Initial Principal: $149,237.12

Date Due:  December 31, 2002


                           PROMISSORY NOTE ("Note")

     FOR VALUE RECEIVED, the undersigned, Bion Environmental Technologies, Inc., a Colorado corporation ("MAKER"), hereby promises to pay to the order of Mark A. Smith Rollover IRA ("HOLDER"), and its successors and assignees, at 409 Spruce Street, Boulder, Colorado 80302, or at such other place as the HOLDER of this Note may from time to time designate in writing, all sums due under this Note (plus interest) in lawful and immediately available money of the United States. The initial principal of this loan is $149,237.12. Interest shall be accrued and added to principal at one percent (1.0%) per month from date owed by MAKER. All outstanding principal and interest shall be due and payable on or before December 31, 2001, if not previously paid. If this Note or interest due hereunder is not paid when due or declared due hereunder, the principal shall draw interest at the rate of one and one half percent (1.5%) per month.

     The outstanding principal and interest due hereunder shall be convertible, in whole or in part, at the option of the HOLDER, into shares of MAKER's common stock ("Shares") at a price of $1.80 per share (equitably adjusted for subsequent stock splits, dividends, mergers, etc.) at any time prior to payment by MAKER of such principal and interest. MAKER shall not prepay this Note without permission of HOLDER. However, MAKER and HOLDER agree that MAKER shall convert this Note to the number of shares which would be due on maturity upon the events set forth in paragraph 1 of the Agreement to which this Note is attached as Exhibit A. Upon issuance, MAKER represents that all shares received as a result of conversion of this Note shall be fully-paid and non-assessable.

     Upon default by the MAKER of the timely payment of principal or interest due hereunder or upon any Event of Default as hereinafter defined, the HOLDER may, in its sole discretion, withhold any payments due and payable to MAKER and apply same to the MAKER's obligations hereunder. In addition, upon any Event of Default, the HOLDER may declare the full amount of this Note due and payable.

     If any one or more of the following events ("Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law, pursuant to or in compliance with any judgment, decree of order of any court, or any order, rule or regulation of any administrative or governmental body, or otherwise) the HOLDER of this Note may, at its option, upon written notice to MAKER, declare this Note and any other promissory note issued by MAKER to HOLDER (whether or not then due in accordance with its terms) to be due and payable, whereupon the entire balance of this Note shall forthwith become and be due and payable:

          (a) MAKER fails to make payment of principal or of interest on this Note or any other obligation of MAKER when such shall become due and payable, whether at the stated maturity thereof or by acceleration or otherwise;

          (b) MAKER (1) admits its inability to pay its debts as they become due; (2) files a petition in bankruptcy or makes a petition to take advantage of an insolvency act; (3) makes an assignment for the benefit of creditors;
(4) commences a proceeding for the appointment of a receiver, trustee, liquidator, or conservator of itself or of the whole or any substantial part of its properties; (5) files a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute or the United States or any State;

          (c) MAKER (1) is adjudged as bankrupt, (2) a court enters an order, judgment or decree, appointing a receiver, trustee, liquidator or conservator of MAKER or of the whole or any substantial part of its properties, or approve a petition filed against MAKER seeking reorganization or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States or any state; (3) under the provisions of any other law for the relief or aid of debtors, a court assumes custody or control of MAKER or the whole or any substantial part of its properties; (4) there is commenced against MAKER any proceeding for any of the foregoing relief; (5) a petition in bankruptcy is filed against MAKER; or (6) MAKER by any act indicates its consent to approval of or acquiescence in any such proceeding or petition.

     Except as otherwise hereinabove expressly provided, MAKER hereby waives diligence, demand, protest, presentment and all notices (whether of nonpayment, dishonor, protest, acceleration or otherwise) and consents to acceleration of the time of payment, surrender or substitution of security or forbearance, or other indulgence, without notice.

     Jurisdiction and venue shall be in a court of general jurisdiction located in Boulder, Colorado. In the event that litigation is necessary to collect the principal (and interest) of the Note, HOLDER shall be entitled to reasonable attorneys' fees and litigation costs associated therewith.

                         BION ENVIRONMENTAL TECHNOLOGIES, INC.


                         By: /s/ Jon Northrop
                             ---------------------------------
                              Authorized Officer


Date:  September 20, 2000 (re-issue date)

                                                                  EXHIBIT B-3
Initial Principal: $128,879.01

Date Due:  December 31, 2002


                           PROMISSORY NOTE ("Note")

     FOR VALUE RECEIVED, the undersigned, Bion Environmental Technologies, Inc., a Colorado corporation ("MAKER"), hereby promises to pay to the order of Kelly Smith Rollover IRA ("HOLDER"), and its successors and assignees, at 409 Spruce Street, Boulder, Colorado 80302, or at such other place as the HOLDER of this Note may from time to time designate in writing, all sums due under this Note (plus interest) in lawful and immediately available money of the United States. The initial principal of this loan is $128,879.01. Interest shall be accrued and added to principal at one percent (1.0%) per month from date owed by MAKER. All outstanding principal and interest shall be due and payable on or before December 31, 2001, if not previously paid. If this Note or interest due hereunder is not paid when due or declared due hereunder, the principal shall draw interest at the rate of one and one half percent (1.5%) per month.

     The outstanding principal and interest due hereunder shall be convertible, in whole or in part, at the option of the HOLDER, into shares of MAKER's common stock ("Shares") at a price of $1.80 per share (equitably adjusted for subsequent stock splits, dividends, mergers, etc.) at any time prior to payment by MAKER of such principal and interest. MAKER shall not prepay this Note without permission of HOLDER. However, MAKER and HOLDER agree that MAKER shall convert this Note to the number of shares which would be due on maturity upon the events set forth in paragraph 1 of the Agreement to which this Note is attached as Exhibit A. Upon issuance, MAKER represents that all shares received as a result of conversion of this Note shall be fully-paid and non-assessable.

     Upon default by the MAKER of the timely payment of principal or interest due hereunder or upon any Event of Default as hereinafter defined, the HOLDER may, in its sole discretion, withhold any payments due and payable to MAKER and apply same to the MAKER's obligations hereunder. In addition, upon any Event of Default, the HOLDER may declare the full amount of this Note due and payable.

     If any one or more of the following events ("Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law, pursuant to or in compliance with any judgment, decree of order of any court, or any order, rule or regulation of any administrative or governmental body, or otherwise) the HOLDER of this Note may, at its option, upon written notice to MAKER, declare this Note and any other promissory note issued by MAKER to HOLDER (whether or not then due in accordance with its terms) to be due and payable, whereupon the entire balance of this Note shall forthwith become and be due and payable:

          (a) MAKER fails to make payment of principal or of interest on this Note or any other obligation of MAKER when such shall become due and payable, whether at the stated maturity thereof or by acceleration or otherwise;

          (b) MAKER (1) admits its inability to pay its debts as they become due; (2) files a petition in bankruptcy or makes a petition to take advantage of an insolvency act; (3) makes an assignment for the benefit of creditors;
(4) commences a proceeding for the appointment of a receiver, trustee, liquidator, or conservator of itself or of the whole or any substantial part of its properties; (5) files a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute or the United States or any State;

          (c) MAKER (1) is adjudged as bankrupt, (2) a court enters an order, judgment or decree, appointing a receiver, trustee, liquidator or conservator of MAKER or of the whole or any substantial part of its properties, or approve a petition filed against MAKER seeking reorganization or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States or any state; (3) under the provisions of any other law for the relief or aid of debtors, a court assumes custody or control of MAKER or the whole or any substantial part of its properties; (4) there is commenced against MAKER any proceeding for any of the foregoing relief; (5) a petition in bankruptcy is filed against MAKER; or (6) MAKER by any act indicates its consent to approval of or acquiescence in any such proceeding or petition.

     Except as otherwise hereinabove expressly provided, MAKER hereby waives diligence, demand, protest, presentment and all notices (whether of nonpayment, dishonor, protest, acceleration or otherwise) and consents to acceleration of the time of payment, surrender or substitution of security or forbearance, or other indulgence, without notice.

     Jurisdiction and venue shall be in a court of general jurisdiction located in Boulder, Colorado. In the event that litigation is necessary to collect the principal (and interest) of the Note, HOLDER shall be entitled to reasonable attorneys' fees and litigation costs associated therewith.

                         BION ENVIRONMENTAL TECHNOLOGIES, INC.


                         By: /s/ Jon Northrop
                             ---------------------------------
                              Authorized Officer


Date:  September 20, 2000 (re-issue date)